1 northerntrust.com | © 2018 Northern Trust 2018 Annual Meeting of Stockholders NORTHERN TRUST CORPORATION April 17, 2018 Frederick H. Waddell Chairman Reminder: Use of cameras, recording devices, cell phones and other electronic equipment is strictly prohibited. Thank you. Michael G. O’Grady President & Chief Executive Officer

2 northerntrust.com | © 2018 Northern Trust 2018 Annual Meeting of Stockholders NORTHERN TRUST CORPORATION April 17, 2018 Frederick H. Waddell Chairman Michael G. O’Grady President & Chief Executive Officer

3 northerntrust.com | © 2018 Northern Trust FORWARD-LOOKING STATEMENTS This presentation may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, industry trends, and expectations regarding the impact of recent accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements.

4 northerntrust.com | © 2018 Northern Trust Service Relentless drive to provide exceptional service. Expertise Resolving complex challenges with world class capabilities. Integrity Consistently acting with the highest ethics, utmost honesty and unfailing reliability. FOR INSTITUTIONAL & PERSONAL CLIENTS ASSET MANAGEMENT WEALTH MANAGEMENT ASSET SERVICING NORTHERN TRUST CORPORATION

5 northerntrust.com | © 2018 Northern Trust Holistic Solutions WEALTH MANAGEMENT A full array of goals driven holistic wealth management solutions for individuals and families. Goals Assets Family $287 billion TOTAL AUM1 Best Private Bank - Financial Times Group, 2017 IN THE UNITED STATES EIGHT OF THE LAST NINE YEARS Banking Trust & Estate Services Wealth Planning Fiduciary Family Office Investment Management 1 Represents total Wealth Management business AUM as of March 31, 2018.

6 northerntrust.com | © 2018 Northern Trust ASSET SERVICING Delivering best in class asset servicing solutions to institutional clients globally. Custody Fund Services Data Capital Markets Liquidity & Banking Regulatory NORTHERN TRUST SOLUTIONS INDUSTRY- LEADING TECHNOLOGY REGIONAL EXPERTISE $10.1 trillion TOTAL ASSETS UNDER CUSTODY/ADMINISTRATION1 Best Global Custodian - Global Finance, 2017 Investment Managers Sovereign Entities Endowments & Foundations Pensions Fiduciary Managers Alternative Managers CLIENT SEGMENTS 1 Represents total Corporate & Institutional Services business AUC/A as of March 31, 2018.

7 northerntrust.com | © 2018 Northern Trust CORE CAPABILITIES TOTAL AUM As of March 31, 2018 Northern Trust Corporate rankings are based on total worldwide assets under management of $942 bil lion as of December 31, 2016 by Pensions & Investments magazine’s 2017 Special Report on the Largest Money Managers. $1.2 trillion TOTAL AUM World’s 14th largest ASSET MANAGER ASSET MANAGEMENT A highly respected investment manager, entrusted by sophisticated professional investors and affluent clients worldwide. Other $22B Equity Fixed Income Asset Class $560B Active Passive Style $645B $521B Institutional Wealth & Retail Client Type 75% 25% Cash Management Index Management Quantitative Research Portfolio Construction Manager Selection $584B

8 northerntrust.com | © 2018 Northern Trust INTEGRATED BUSINESS MODEL Leading businesses focused on investments ASSET MANAGEMENT WEALTH MANAGEMENT ASSET SERVICING OUR CLIENTS

9 northerntrust.com | © 2018 Northern Trust 2017 FINANCIAL PERFORMANCE Trust Fees Revenue Net Income EPS +10% +8% +16% +14% Full Year 2017 vs Full Year 2016

10 northerntrust.com | © 2018 Northern Trust RETURN ON EQUITY 8.6% 9.3% 9.5% 10.0% 11.5% 11.9% 12.6% 2011 2012 2013 2014 2015 2016 2017

11 northerntrust.com | © 2018 Northern Trust $353 $450 $609 $792 $830 $755 CAPITAL RETURNED TO SHAREHOLDERS ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS) $896 $1.60 $1.48 $1.41 $1.30 $1.23 $1.18 $1.12 Dividends Share repurchases Cash Dividends Declared Per Common Share 2011 2012 2013 2014 2015 2016 2017

12 northerntrust.com | © 2018 Northern Trust 1ST QUARTER 2018 FINANCIAL PERFORMANCE ($ IN MILLIONS, EXCEPT EPS) 1Q18 1Q18 vs. 1Q17 Trust, Inv. & Other Servicing Fees $938 +16% Total Revenue 1,476 +15% Net Income 382 +38% Earnings Per Share 1.58 +45% Return on Common Equity 16.0% +4.4pts

13 northerntrust.com | © 2018 Northern Trust +8% +12% +9% FOCUSED ON CREATING VALUE FOR OUR STAKEHOLDERS  Relationship-focused strategy  Service excellence  Improving productivity  Investing for long-term growth and profitability ACHIEVE GREATER Clients Partners Shareholders Community

14 northerntrust.com | © 2018 Northern Trust